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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  June 13, 2000
                           DATE OF FILING OF FORM 8-K

                                  May 31, 2000
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                         COMMISSION FILE NUMBER 1-11775

                             AVIATION SALES COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                                             65-0665658
(STATE OR OTHER JURISDICTION OF                               (IRS EMPLOYER
 INCORPORATION OR ORGANIZATION)                             IDENTIFICATION NO.)

                               3701 FLAMINGO DRIVE
                              MIRAMAR, FLORIDA 33027
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (954) 538-2000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                    6905 NW 25TH STREET, MIAMI, FLORIDA 33122
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS.

Amendment to Senior Credit Facility

         On May 31, 2000, the Company entered into an agreement amending and restating its senior credit facility pursuant to the terms of a Fourth Amended and Restated Credit Agreement dated May 31, 2000 (the "Amended Credit Agreement"). Under the Amended Credit Agreement, the Company has obtained a $285.0 million senior secured revolving line of credit (the "Amended Credit Facility"), including a $30.0 million letter of credit sublimit.

         At May 31, 2000, the outstanding principal balance of the loans under the Amended Credit Facility was $245.0 million and the aggregate amount of letters of credit outstanding under the Amended Credit Facility was $25.3 million. The Company has agreed to reduce the commitments under the Amended Credit Facility by $35.4 million by November 30, 2000, through monthly payments of $5.9 million over the next six months. The reduction must also be accomplished with proceeds from certain asset sales (including the potential sale of the Company's manufacturing operations and the four A-300 aircraft owned by the Company). Under the terms of the Amended Credit Agreement, the Company will not obtain additional working capital from sales of these assets until such time as the commitments under the Amended Credit Facility have been reduced below $250.0 million (and then only to the extent set forth in the Amended Credit Agreement). In addition, the commitments under the Amended Credit Facility shall not exceed $250.0 million from and after January 1, 2001 and $200.0 million from and after July 1, 2001. The termination date of the Amended Credit Facility is July 31, 2002.

         The interest rate on the Amended Credit Facility is, at the Company's option, (a) prime plus a margin, or (b) LIBOR plus a margin, where the respective margin determination is based upon (i) the level of commitments under the Amended Credit Facility, and (ii) subsequent to December 31, 2000, assuming the commitments under the Amended Credit Facility do not then exceed $250.0 million, the Company's financial performance over the immediately preceding 12-month period, measured quarterly.

         As of May 31, 2000, the applicable margin for LIBOR loans was 4.25% and for prime rate loans was 2.75%. Under the terms of the Amended Credit Agreement, the applicable margin for LIBOR loans could decrease to 2.75% and the applicable margin for prime rate loans could decrease to 1.25%, subject to the financial performance of the Company. In addition, both the LIBOR loan applicable margin and the prime rate loan applicable margin are subject to increase by .25% each quarter, if, commencing August 1, 2000 and thereafter, the commitments under the Amended Credit Agreement exceed $250.0 million.

         The Amended Credit Agreement contains certain financial covenants regarding the Company's financial performance and certain other covenants, including limitations on the amount of annual capital expenditures and the incurrence of additional debt, and provides for the suspension of the Amended Credit Facility and repayment of all debt in the event of a material adverse change in the business or a change in control. Generally, the Amended Credit Agreement requires mandatory repayments and reduction of the commitments thereunder from proceeds of a sale of assets or an issuance of equity or debt securities. Mandatory repayments are also required as a result of insufficient collateral to meet the borrowing base requirements thereunder or in the event the outstanding obligations under the Amended Credit Facility exceed the commitments thereunder.

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Substantially all of the Company's assets are pledged as collateral for amounts borrowed.

         The foregoing is a summary of certain information contained in the above-referenced Amended Credit Agreement. Reference is made to the more detailed information contained in such document, which is attached to this Form 8-K as Exhibit 10.1.

Term Loan Note

         In connection with the execution of the Amended Credit Agreement, the terms of the $15.5 million term loan which the Company entered into on February 18, 2000 with Citicorp USA, Inc. were amended to make them consistent with the terms of the Amended Credit Agreement. See the Company's Annual Report on Form 10-K for 1999, as amended, for a description of the terms of the term loan.

         The foregoing is a summary of certain information contained in the above-referenced document. Reference is made to the more detailed information contained in such document, which is attached to this Form 8-K as Exhibit 10.2.

Amendment No. 2 to TROL Financing

         On May 31, 2000, the Company entered into an agreement amending its existing tax retention operating lease financing pursuant to the terms of an Amendment No. 2 to the Lease Agreement and Other Operating Agreements between the Company as Construction Agent and Lessee, First Security Bank, National Association, as Owner Trustee ("Trustee"), certain other banks and other lending institutions as the holders and lenders, and Bank of America, N.A., d/b/a NationsBank, N.A., successor to NationsBank, National Association, as Administrative Agent ("Amendment No. 2 to TROL Financing"). Under the terms of Amendment No. 2 to TROL Financing, the terms of the TROL documents have been amended to bring them into conformity with the terms of the Amended Credit Agreement. See the Company's Annual Report on Form 10-K for 1999, as amended, for a description of the terms of the TROL Financing.

         The foregoing is a summary of certain information contained in the above-referenced document. Reference is made to the more detailed information contained in such document, which is attached to this Form 8-K as Exhibit 10.3.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)     Exhibits.

                 Exhibit No.         Description
                 -----------         -----------
                    10.1             Fourth Amended and Restated Credit
                                     Agreement, dated May 31, 2000

                    10.2             Amended and Restated Term Loan Note, dated
                                     May 31, 2000

                    10.3 Amendment Agreement No. 2 for Lease Agreement and Certain Other Operating Agreements between the Company as Construction Agent and Lessee, First Security Bank, National Association, as Owner Trustee, the Various Banks and other lending institutions as the holders and lenders, and Bank of America, N.A., as Administrative Agent, dated May 31, 2000


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       AVIATION SALES COMPANY

                                       /S/ MICHAEL C. BRANT
                                       -----------------------------------------
                                       Michael C. Brant, Chief Financial Officer

Date: June 13, 2000

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                                 Exhibit Index

Exhibit No.         Description
-----------         -----------
   10.1             Fourth Amended and Restated Credit Agreement, dated May 31,
                    2000

   10.2             Amended and Restated Term Loan Note, dated May 31, 2000

   10.3 Amendment Agreement No. 2 for Lease Agreement and Certain Other Operating Agreements between the Company as Construction Agent and Lessee, First Security Bank, National Association, as Owner Trustee, the Various Banks and other lending institutions as the holders and lenders, and Bank of America, N.A., as Administrative Agent, dated May 31, 2000